UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

PennantPark Floating Rate Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) 212-905-1000

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 6, 2021, PennantPark Floating Rate Capital Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, PennantPark Investment Advisers, LLC, and Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, Inc. and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A to the Underwriting Agreement, in connection with the issuance and sale of an additional $85 million aggregate principal amount of the Company’s 4.25% notes due 2026 (the “Add-On Notes,” and the issuance and sale of the Add-On Notes, the “Offering”).

Indenture

The Add-On Notes constitute a further issuance of the $100 million aggregate principal amount of the 4.25% notes due 2026 issued by the Company on March 23, 2021 (the “Existing Notes”) under the Base Indenture, dated March 23, 2021 (the “Base Indenture”), between the Company and American Stock Transfer & Trust Company, LLC (the “Trustee”), as supplemented by the First Supplemental Indenture, dated March 23, 2021, between the Company and the Trustee (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Add-On Notes will be treated as a single series with the Existing Notes under the Indenture and will have the same terms as the Existing Notes, other than the issue date and the offering price. The Add-On Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes. Upon issuance of the Add-On Notes, the outstanding aggregate principal amount of the Company’s 4.25% notes due 2026 will be $185 million.

The Add-On Notes will mature on April 1, 2026 and may be redeemed in whole or in part at the Company’s option. The Add-On Notes bear interest at a rate of 4.25% per year payable semi-annually on April 1 and October 1 of each year, commencing April 1, 2022. The Add-On Notes will be the Company’s direct unsecured obligations and will rank pari passu in right of payment with the Company’s current and future unsecured unsubordinated indebtedness, senior to any of the Company’s future indebtedness that expressly states it is subordinated in right of payment to the Add-On Notes, effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which the Company subsequently grant security) to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, financing vehicles, or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A), as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Add-On Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-235532) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement, dated October 6, 2021, and a final prospectus supplement, dated October 6, 2021. The transaction closed on October 12, 2021. The net proceeds to the Company were approximately $84.4 million, based on the public offering price of 101.45% of the aggregate principal amount of the Add-On Notes, plus accrued and unpaid interest from October 1, 2021 up to, but not including, the date of delivery of the Add-On Notes, after deducting the underwriting discounts and commissions of $1.7 million payable by the Company and estimated offering expenses of approximately $0.2 million payable by the Company. The Company intends to use the net proceeds from the Offering to invest in new or existing portfolio companies or for other general corporate or strategic purposes, including repaying amounts outstanding under its existing indebtedness.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Add-On Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated October 6, 2021, by and among the Company, PennantPark Investment Advisers, LLC, and Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, Inc. and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A thereto.

4.1	Indenture, dated as of March 23, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-00891) filed on March 23, 2021).

4.2	First Supplemental Indenture, dated as of March 23, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-00891) filed on March 23, 2021).

4.3	Form of 4.25% Notes due 2026 (Incorporated by reference to Exhibit 4.2 hereto).

5.1	Opinion of Dechert LLP.

5.2	Opinion of Venable LLP.

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNANTPARK FLOATING RATE CAPITAL LTD.

Date: October 12, 2021	By:	/s/ Richard Cheung
Richard Cheung
Chief Financial Officer & Treasurer